Public Service Enterprise Group 2022 EEI Financial Conference Supplement November 13 – 15, 2022 NYSE TICKER: PEG EXHIBIT 99

Certain of the matters discussed in this presentation about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. These factors include, but are not limited to: any inability to successfully develop, obtain regulatory approval for, or construct transmission and distribution, and solar and wind generation projects; the physical, financial and transition risks related to climate change, including risks relating to potentially increased legislative and regulatory burdens, changing customer preferences and lawsuits; any equipment failures, accidents, critical operating technology or business system failures, severe weather events, acts of war, terrorism, sabotage, cyberattack or other incidents that may impact our ability to provide safe and reliable service to our customers; any inability to recover the carrying amount of our long-lived assets; disruptions or cost increases in our supply chain, including labor shortages; any inability to maintain sufficient liquidity or access sufficient capital on commercially reasonable terms; the impact of cybersecurity attacks or intrusions or other disruptions to our information technology, operational or other systems; the impact of the ongoing coronavirus pandemic; failure to attract and retain a qualified workforce; inflation, including increases in the costs of equipment, materials, fuel and labor; the impact of our covenants in our debt instruments on our business; adverse performance of our nuclear decommissioning and defined benefit plan trust fund investments and changes in funding requirements and pension costs; the failure to complete, or delays in completing, the Ocean Wind 1 offshore wind project and the failure to realize the anticipated strategic and financial benefits of this project; fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units; our ability to obtain adequate nuclear fuel supply; market risks impacting the operation of our nuclear generating stations; changes in technology related to energy generation, distribution and consumption and changes in customer usage patterns; third-party credit risk relating to our sale of nuclear generation output and purchase of nuclear fuel; any inability to meet our commitments under forward sale obligations; reliance on transmission facilities to maintain adequate transmission capacity for our nuclear generation fleet; the impact of changes in state and federal legislation and regulations on our business, including PSE&G’s ability to recover costs and earn returns on authorized investments; PSE&G’s proposed investment programs may not be fully approved by regulators and its capital investment may be lower than planned; our ability to advocate for and our receipt of appropriate regulatory guidance to ensure long-term support for our nuclear fleet; adverse changes in and non-compliance with energy industry laws, policies, regulations and standards, including market structures and transmission planning and transmission returns; risks associated with our ownership and operation of nuclear facilities, including increased nuclear fuel storage costs, regulatory risks, such as compliance with the Atomic Energy Act and trade control, environmental and other regulations, as well as financial, environmental and health and safety risks; changes in federal and state environmental laws and regulations and enforcement; delays in receipt of, or an inability to receive, necessary licenses and permits; and changes in tax laws and regulations. All of the forward-looking statements made in this presentation are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this presentation apply only as of the date of this presentation. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws. The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-Looking Statements

PSEG presents Operating Earnings in addition to its Net Income/(Loss) reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income/(Loss). Non-GAAP Operating Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting and material one-time items. Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. The presentation of non-GAAP Operating Earnings is intended to complement, and should not be considered an alternative to, the presentation of Net Income/(Loss), which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings as presented in this release may not be comparable to similarly titled measures used by other companies. Due to the forward-looking nature of non-GAAP Operating Earnings guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure. Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility. GAAP Disclaimer From time to time, PSEG and PSE&G release important information via postings on their corporate Investor Relations website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the Investor Relations website to review new postings. You can sign up for automatic email alerts regarding new postings at the bottom of the webpage at https://investor.pseg.com or by navigating to the Email Alerts webpage here.

PSEG’s Vision: To power a future where people use less energy, and it’s cleaner, safer and delivered more reliably than ever.

Continued focus on stability and predictability of our business results Note: All future decisions and declarations regarding dividends on the common stock are subject to approval by the Board of Directors. PSEG 2022-2023: 90% regulated business mix from stable, predictable operations of PSE&G PSE&G: Robust capital program of $15.5B – $18B from 2023 – 2027, aligned with state clean energy goals at our best-in-class utility Effective cost control to maintain customer affordability Long runway of regulated investments supported by policy advocacy paired with effective governance and strong ethics Future infrastructure opportunities aligned with New Jersey energy policy Growth platform of predictable earnings, dividends and capital spend visibility Multi-year EPS CAGRs driven by continued growth in the utility’s investment programs, including obtaining a return “of and on” capital investments that will be recovered in base rate case to be filed by year-end 2023 Raised indicative annual 2022 common dividend rate by $0.12 per share to $2.16 per share Completed $500 million share repurchase program in May 2022 Addressing long-term nuclear opportunity, offshore wind investments and near-term pension headwinds PSEG’s top-tier ESG scores highlight our leadership in tackling climate change

Delivering on our Commitments: PSEG has a 17-year track record of meeting or exceeding non-GAAP Operating Earnings guidance Current Guidance: Narrowed 2022 Operating EPS Guidance to $3.40 – $3.50 per share Reaffirmed 2022 – 2025 Operating EPS CAGR of 5% – 7% Looking Forward: Initiating 2023 Operating EPS Guidance of $3.35 – $3.55 per share Estimate of 12/31 pension measurement captured in initial 2023 guidance Core growth, O&M savings and pending initiatives mitigate impact of pension headwinds and higher interest costs Establishing 2023 – 2027 Operating EPS CAGR of 5% – 7% PSE&G Rate Base growth and Nuclear at PTC value, with upside for market improvements PSE&G Capital Spending plan now $15.5B – $18B (up $2B at high-end) from 2023 – 2027 PSE&G Rate Base CAGR to 2027 now 6% – 7.5% Enhancing Predictability: PSE&G capital allocation and investment aligned with customer requirements and NJ’s energy policy goals Nuclear: PTC stabilizes long-term financial profile Pension: Multiple actions underway to reduce volatility No new equity needed to realize growth through 2027 Sustainable dividend growth Key PSEG 2022 EEI Messages

2023 Operating Earnings guidance of $3.35 to $3.55 per share incorporates expected headwinds and actions to offset



Non-GAAP Operating EPS Drivers
$ per Share
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$3.40 - $3.50
PSEG
2022E
~$(0.25) to ~$(0.30)
• Estimated net effect of 2022 asset returns on 2023 headwinds: PSE&G ~$(0.20); and CFIO ~$(0.05) to ~$(0.10)
• Anticipated BPU approval of accounting order filing
• OPEB amortization benefit concludes May 2023
Pension/OPEB
~$(0.15) to ~$(0.20)
• Higher rates on maturing and incremental debt to fund growth at PSE&G ~$(0.05)
• Higher rates on reduced debt for collateral needs and higher rates on maturing and incremental debt funding growth ~$(0.10) to ~$(0.15) at CFIO
Interest
~$0.05 to ~$0.10
• Net of cost initiatives pursued across PSEG, more than offsetting inflation
PSEG O&M
~$0.05 to ~$0.10
• Earnings from continued T&D investment programs; partly offset by regulatory lag
T&D Investments
~$0.15 to ~$0.20
• Mainly re-marketing impact of ~$4/MWh increase in average hedge price
Nuclear gross margin, higher energy prices
~$0.10 to ~$0.15
• CFIO carryback tax claim and other items
Tax Benefits / Other
$3.35 - $3.55
PSEG
2023E

Intend to narrow 2023 guidance further to $0.15 range in Q1 2023 after year-end pension measurement

O&M savings, T&D growth and higher hedged energy prices offset pension and interest cost headwinds

PSEG

Note: Carbon-Free, Infrastructure & Other (CFIO) includes the remaining business activities of our nuclear generating fleet, investments in regional offshore wind, gas operations, PSEG Long Island operating contracts, other investments including Kalaeloa, as well as parent financing costs.

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2023 pension expectations capture 2022 asset returns and the OPEB benefit roll-off, as well as mitigation actions to date


2022 vs. 2023 Pension and OPEB (Income) / Expense
$0.20
$0.10
$0.00
($0.10)
($0.20)
($0.30)
($0.40)
<-- (Income) - $ per Share - Expense -->
2022E
2023E
• OPEB amortization benefit ends in 2023
• Actual 2022 asset return impact on 2023
• YE 2022E asset balance (fair value) lower by ~25% due to 2022 returns, which lowers assets earning the 2023 expected return on plan assets
• Amortization of 2022 actuarial loss over ~16 years, net of corridor impacts
• Submitted regulatory filing with the BPU in early September requesting an order to modify PSE&G's pension accounting for ratemaking purposes; requested effective date of 1/1/2023
• Higher 2023 expected return on plan assets reflecting higher interest rate environment
• Higher discount rate results in liability decrease to be amortized, higher interest costs, shape of yield curve, demographic/ actuarial updates

- Pension and OPEB (Income) / Expense are net of capitalization, transmission revenues, and Nuclear co-owner recoveries.
- In 2018, amendments to OPEB plans resulted in a reduction to the OPEB obligation, which resulted in a credit that will be fully amortized in 2023.
- PSE&G represents ~70% of PSEG pension and OPEB costs.

PSEG

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Interest expense is higher but transmission recovery and the roll-off of collateral on hedges will help dampen 2023 impact


2022 vs. 2023 Pre-Tax Interest Expense
$600
$200
($ Millions)
2022E
PSE&G
PSEG
PSEG Power
2023E
• PSE&G long-term debt issuances fund growth, replace maturities at higher rate
• PSEG 364-day term loans of $2B expiring in April/May '23 with Y/Y rate Δ ~ 1.5+%
• PSEG financing plan replaces maturities, funds growth, and replaces a portion of expiring '23 term loans at higher rate
• PSEG Power term loan with Y/Y rate Δ ~ 2+%

- Collateral pressures to decline as power delivered on hedges through 2023, with incremental hedges put on at market
- Prospective debt issuances to fund growth without the need for new equity

PSEG

- Non-GAAP interest expense related to financing costs excluding certain items (clause interest, other miscellaneous) contained in GAAP interest expense.
- Includes the impact from recovery of PSE&G interest expense in T&D capital program revenues.
- Financing plan excludes cash flow impact from Ocean Wind 1, pending FID.

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Note: CFIO excludes Nuclear ARO, early retirement of Hudson/Mercer coal plants, Bethlehem Energy Center goodwill write-off, write-offs related to Strategic Alternatives and certain regulatory balance account and pass-through items. Excludes PSEG Fossil and Power Ventures in 2022E. 2018 – 2023E CAGR PSEG O&M (3.0%) PSE&G O&M 0.9% ($ Millions) PSEG has extended cost reduction efforts into 2023 to further mitigate the impacts of higher pension and interest costs

Significant backlog of base capital awaiting recovery in PSE&G’s next distribution rate case supports EPS CAGR to 2025 PSE&G infrastructure and clean energy investment programs benefit from clause-based recovery but also include base spend awaiting recovery in upcoming rate case PSE&G will begin to recover a return “of and on” ~$3.3B of capital when new rates go into effect, representing an ~$0.30 per share benefit in 2025 ($ in billions) Thru 2022 2023 2024 Total Total Approved Base Programs $0.5 $0.3 $0.3 $1.1 Total Incremental Base in Excess of Depreciation $0.6 $1.1 $0.5 $2.2 Total Base Capital Spending $1.1 $1.4 $0.8 $3.3 Cumulative Total $1.1 $2.5 $3.3   Stipulated Base: GSMP/ES/IAP ($0.5B of Total) Deferred Recovery: CEF-AMI & EV ($0.6B of Total) Base Capital in Excess of Depreciation: Gas Main* ($0.8B of Total) Other ($1.4B of Total) Base Capital Spending Eligible for Distribution Rate Case Recovery

Establishing 2023–2027 non-GAAP Operating EPS CAGR of 5%–7%



Non-GAAP Operating EPS Drivers
$ per Share
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$3.35 - $3.55
PSEG
~$(0.05) to ~$(0.10)
• Absence of OPEB amortization benefit which concluded in 2023
• Assumes no substantive change in pension costs forecast vs. 2023
~$(0.10) to ~$(0.15)
• Higher interest costs on CFIO debt
• Increased debt levels to support PSE&G growth
~$0.90 to ~$0.95
• Continued growth from T&D investment programs
~$0.20 to ~$0.25
• Improved energy prices, at nuclear PTC levels, partially offset by absence of one-time 2023 tax benefits
7%, $4.52*
5%, $4.19*
PSEG
2023E
Pension/OPEB
Interest
PSE&G
CFIO
2027E

PSE&G's continued investment and the energy price rebound from 2022 lows, enhanced by PTC stability, are the main drivers of growth over the period

PSEG

*Based on the midpoint of 2023 non-GAAP Operating Earnings guidance of $3.45 per share.

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PSE&G's updated five-year spending is ~$1.5B to $2B higher, maintaining consistent rate base growth on a higher starting point


PSE&G Capital Spending
($ Millions)
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
$14B-$16B
$15.5B-$18B
'21-'25E
'23E-'27E


PSE&G Year-end Rate Base
($ Millions)
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Year-end Rate Base CAGR
6%-7.5%
2022E
2027E

■ Transmission ■ Electric Distribution ■ Gas Distribution ■ Clean Energy

PSEG

Capital Spending includes AFUDC. Year-End Rate Base excludes CWIP. CEF-EC/AMI is included in Electric Distribution
Note: Hashed portion of the chart represents additional investment including an extension of Energy Strong, Solar 4 All extension, CEF-Energy Storage, CEF-Medium & Heavy Duty and Electrification, and assumes a higher level of investment for the GSMP and CEF-EE program extensions. The current program run rates for GSMP and CEF-EE are expected to continue and are included in the low end of the range.

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PSE&G's Infrastructure Advancement Program:
4-year investment begins proactive work on "Last Mile" reliability

Investment	Total	Description
Electric Distribution – Inside Plant	~$205M	Replace 1960s-era 4kV switchgear with modern equipment at five stations and replace oil-filled circuit breakers with SF_6 circuit breakers
Electric Distribution – Outside Plant Improve Performance ("Last Mile")	~$125M	Replace underground cable and overhead wire on poorest performing circuits as well as associated equipment (padmount transformers and modernized wire spacer)
Electric Distribution – Outside Plant Enable Load Growth & EV adoption ("Last Mile")	~$95M	Replace old open wire secondary with current standard cable and upgrade 25kVA transformers to 50kVA transformers; replace overhead capacitor banks with "smart controllers" to allow for improved circuit voltage regulation
Gas Distribution – M&R Station Modernization	~$85M	Modernize four existing stations with equipment to enhance reliability, reduce potential methane emissions, and enhance physical security
Program Total	**~$511M**	

PSEG

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Inflation Reduction Act (IRA) of 2022 establishes a nuclear power production tax credit, expands incentives and promotes carbon-free generation IRA 2022 Provisions New Federal Energy Tax Credit Provisions Enacts a nuclear power production tax credit (PTC) for existing generation PSEG qualifies for the initial PTC of up to $15/MWh subject to adjustment based on gross receipts Initial PTC and cap of ~$44/MWh are subject to annual inflation adjustments Seeking U.S. Treasury clarification on gross receipts definition (on which the phase out is based) Equalizes the PTC rate for offshore wind with the 30% ITC rate Improves tax credit monetization with transferability and expands carryback period from one to three years Provides energy efficiency and electric vehicle rebates for PSE&G residential and business customers Corporate Minimum Tax We are continuing to analyze the impact of the corporate minimum tax on our businesses including additional future guidance that U.S. Treasury is expected to issue. We anticipate that the sale of our fossil portfolio could mitigate near-term applicability of the minimum tax. The impact to state income tax is unknown at this point.

EEI Meeting Takeaways Delivering on our Commitments: PSEG has a 17-year track record of meeting or exceeding non-GAAP Operating Earnings guidance Current Guidance: Narrowed 2022 Operating EPS Guidance to $3.40 – $3.50 per share Reaffirmed 2022 – 2025 Operating EPS CAGR of 5% – 7% Looking Forward: Initiating 2023 Operating EPS Guidance of $3.35 – $3.55 per share Estimate of 12/31 pension measurement captured in initial 2023 guidance Core growth, O&M savings and pending initiatives mitigate impact of pension headwinds and higher interest costs Establishing 2023 – 2027 Operating EPS CAGR of 5% – 7% PSE&G Rate Base growth and Nuclear at PTC value, with upside for market improvements PSE&G Capital Spending plan now $15.5B – $18B (up $2B at high-end) from 2023 – 2027 PSE&G Rate Base CAGR to 2027 now 6% – 7.5% Enhancing Predictability: PSE&G capital allocation and investment aligned with customer requirements and NJ’s energy policy goals Nuclear: PTC stabilizes long-term financial profile Pension: Multiple actions underway to reduce volatility No new equity needed to realize growth through 2027 Sustainable dividend growth

Appendix

Non-GAAP Operating Earnings Guidance PSEG 2022 and 2023 Guidance by Business $ millions (except EPS) Current 2022E Guidance Initial 2023E Guidance PSE&G $1,545 - $1,575 $1,490 - $1,540 CFIO $160 - $180 $185 - $235 Operating Earnings (non-GAAP) $1,705 - $1,755 $1,675 - $1,775 Operating EPS (non-GAAP) $3.40 - $3.50 $3.35 - $3.55 PSE&G continues to represent nearly 90% of PSEG’s non-GAAP Operating Earnings

PSEG maintains a solid financial position

PSEG

PSEG Senior Unsecured Credit Ratings
Moody's = Baa2 / Outlook = Stable   S&P = BBB / Outlook = Stable

PSEG 364-Day Term Loan Outstanding as of 9/30/2022 (1,2)	$2.0B
PSEG Long-term Debt Outstanding as of 9/30/2022	$4.1B
PSEG Consolidated Debt to Capitalization as of 9/30/2022	60%

PSEG Power Issuer Credit Ratings
Moody's = Baa2 / Outlook = Stable   S&P = BBB / Outlook = Stable

PSEG Power Long-term Debt Outstanding as of 9/30/2022 (2)	$1.3B

PSEG Liquidity and Net Cash Collateral Postings

- PSEG had approximately $3.4B of available liquidity plus cash and short-term investments of $0.4B (inclusive of $0.3B at PSE&G) at 9/30/2022
- PSEG Power had net cash collateral postings of $2.2B at 9/30/2022 (net cash collateral postings were $1.7B at 10/28/2022) primarily related to out-of-the-money hedge positions resulting from higher energy prices

Public Service Electric & Gas

PSE&G Senior Secured Credit Ratings
Moody's = A1 / Outlook = Stable   S&P = A / Outlook = Stable

PSE&G Long-term Debt Outstanding as of 9/30/2022	$12.3B

PSEG Long-Term Debt Maturity Profile through 2027



As of September 30, 2022
Principal Maturing ($ Millions)
2,500
2,000
1,500
1,000
500
0
2022
2023
2024
2025
2026
2027
PSE&G
PSEG Power
PSEG

Financing Activity subsequent to September 30, 2022:

Issuances: PSEG 5.85% Sr. Notes due 11/15/2027	$0.7B
Maturities: PSEG 2.65% Sr. Notes due 11/15/2022	$0.7B

PSEG

(1) 364-Day term loan is included in Short-Term Debt as Commercial Paper & Loans. 364-Day Term Loans include $1.5B maturing April 2023 and $0.5B maturing May 2023.
(2) PSEG 364-Day Term Loans and PSEG Power Long-Term Debt are at a variable rate. During September and October 2022, PSEG entered into floating-to-fixed interest rate swaps totaling $1,050M in order to reduce the volatility in interest expense for a portion of our variable-rate debt at PSEG and PSEG Power.
Note: Total Long-Term Debt Outstanding amounts may not add to PSEG Consolidated Total Long-Term Debt Outstanding due to rounding. Amounts on slide are rounded up to one decimal place.

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Pension is measured annually, at year-end, in determining pension impact for the following year PSEG does not “smooth” the year-end asset value, instead, we will apply our EROA assumption (7.2% for 2022) to the Fair Value of Plan Assets at year-end in determining pension impact for the following year PSEG’s long-standing methodology is deemed to be preferable by accounting standards PSEG also calculates the difference between the Expected and Actual Rate of Return on Plan Assets, which contributes to determining Net Actuarial Gain/Loss If the current year amount, in conjunction with existing Net Actuarial Gain/Loss, exceeds 10% of the greater of our Benefit Obligation or the Fair Value of Plan Assets (corridor), we amortize that over ~16 years As of 12/31/2021, PSEG had funded ~95% of its pension Benefit Obligation; Based on IRS minimum funding requirements, no cash contributions are anticipated for the next few years ($ Millions) 2021 2020 Discount Rate 2.94% 2.61% Expected Rate of Return on Plan Assets (EROA) 7.7% 7.7% Fair Value of Plan Assets at Beginning of Year $6,368 $5,929 Actual Return on Plan Assets $886 $761 Fair Value of Plan Assets at Year-End $6,906 $6,368 Benefit Obligation at Year-End $7,240 $7,507 Funded Status at Year-End 95% 85% Net Actuarial Loss at Year-End $1,643 $2,354 Source: PSEG 2021 10-K, pages 59, 117-120 Actively pursuing initiatives to reduce variability and mitigate potential near-term headwinds, including a recent filing at the BPU

Q3 Year-to-Date 2022 Generation Measures & Hedge Update

Nuclear Generation Measures	Nine Months ended September 30		Year ended December 31
	2022	2021	2021
Capacity Factor	94.3%	93.0%	91.9%
Fuel Cost ($ millions)	$141	$143	$188
Generation (GWh)	23,931	23,596	31,158
Fuel Cost ($/MWh)	$5.89	$6.06	$6.03

2021 Nuclear Refueling Completed: Spring – HC | Fall – S2, PB3
2022 Nuclear Refueling Completed: Spring – S1 | Fall – HC, PB2
2023 Nuclear Refueling Schedule: Spring – S2 | Fall – S1, PB3

Carbon-Free Contracted Energy Sales*			
	Oct – Dec 2022E	2023E	2024E
Fuel	Nuclear	Nuclear	Nuclear
Volume TWh	7	30 - 32	29 - 31
% Hedged	95-100%	95-100%	55-60%
Price $/MWh	$27	$30	$32

* Numbers reflect management's view of hedge percentages and prices as of September 30, 2022. Prices for 2022 and 2023 reflect revenues of full requirement load deals based on contract price including renewable energy credits and ancillary, but excluding capacity and transmission components. Price for 2024 reflects energy revenues only. Hedge includes positions with MTM accounting treatment and options.

Other 2022 Financial Considerations

- **Capacity Revenue** for 2022: ~$150 million

Delivery Year	PSEG's Average Prices ($/MW-Day)	PSEG's Cleared Capacity (MW)
2021/2022	$142	3,700
2022/2023	$97	3,300
2023/2024	$49	3,700

- New Jersey **Zero Emissions Certificates** ~$200 million/year through May 2025
- Q3 Year-to-Date 2022 **Generation Gross Margin** $27.82/MWh
- Planned **Nuclear Capital Spending** (excluding fuel) is < $150 million for 2022

PSEG

Note: Generation indicates period net generation; Delivery Year runs from June 1 to May 31 of the next calendar year; Average Prices and Cleared Capacity reflect base and incremental auctions. S=Salem; HC=Hope Creek; PB=Peach Bottom

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Glossary of Terms

AFUDC	Allowance for Funds Used During Construction
AMI	Automated Metering Infrastructure
ARO	Asset Retirement Obligations
BPU	New Jersey Board of Public Utilities
CAGR	Compound Annual Growth Rate
CEF	Clean Energy Future
CEF-EC	Energy Cloud
CEF-EE	Energy Efficiency
CEF-EV	Electric Vehicle
CFIO	Carbon-Free, Infrastructure & Other
CWIP	Construction Work in Progress
DEI	Diversity, Equity and Inclusion
E	Estimate
EEI	Edison Electric Institute
EPS	Earnings Per Share
EROA	Estimated Rate of Return on Plan Assets
ESG	Environmental, Social and Governance
FID	Financial Investment Decision
GAAP	Generally Accepted Accounting Principles in the U.S.
GSMP	Gas System Modernization Program
IAP	Infrastructure Advancement Program
IRA	Inflation Reduction Act
ITC	Investment Tax Credit
LTD	Long-Term Debt
M&R	Metering and Regulating
MTM	Mark-to-Market
O&M	Operations and Maintenance
OPEB	Other Post-Employment Benefits
PTC	Production Tax Credit
SF_6	Sulfur Hexafluoride
T&D	Transmission and Distribution

PSEG Investor Relations
80 Park Plaza
Newark NJ 07102
PSEG-IR-GeneralInquiry@pseg.com

investor.pseg.com

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